UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2011 (October 26, 2011)

Array BioPharma Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

001-16633	23-2908305
(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Walnut Street, Boulder, Colorado   80301

(Address of principal executive offices)   (Zip Code)

303-381-6600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 4, 2011, the Board of Directors of Array BioPharma Inc. (the “Company”) approved an amendment, subject to stockholder approval, to the Company’s Employee Stock Purchase Plan, as amended (the “ESPP”) to increase the number of shares of common stock reserved for issuance under the ESPP by 600,000 shares, to an aggregate of 4,050,000 shares. On October 26, 2011, the stockholders of the Company approved this amendment at the Company’s 2011 Annual Meeting of stockholders (the “Annual Meeting”). A copy of the ESPP is attached as Appendix A to the proxy statement filed by the Company with the Securities and Exchange Commission in connection with the Annual Meeting.

Item 5.07.                     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On October 26, 2011, the Company held its Annual Meeting. There were 45,970,066 shares of common stock represented in person or by valid proxies at the Meeting and entitled to be voted, representing 80.6% of the 57,021,053 shares of common stock outstanding as of the September 1, 2011 record date.  The stockholders voted on five proposals at the Annual Meeting.  The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission dated September 15, 2011.  The following is a tabulation of the final voting results for each of the proposals presented and voted on at the Annual Meeting.

Proposal 1: The Company’s stockholders elected two Class II Directors, each to serve for a three-year term expiring at the 2014 annual meeting of stockholders and until their respective successors have been duly elected and qualified.  The votes regarding this proposal were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Robert E. Conway	30,997,674	860,121	14,112,271

Kyle Lefkoff	30,786,868	1,070,927	14,112,271

Proposal 2: The Company’s stockholders approved the increase in the number of shares of Common Stock authorized for issuance under the Company’s Employee Stock Purchase Plan by an additional 600,000 shares.  The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
30,609,384	1,244,361	4,050	14,112,271

Proposal 3: The Company’s stockholders approved the advisory vote on executive compensation.  The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
30,601,137	1,152,464	104,194	14,112,271

Proposal 4: The Company’s stockholders indicated their preference, on an advisory basis, that the advisory vote on executive compensation be held annually.  The votes regarding this proposal were as follows:

Every 1 Year	Every 2 Years	Every 3 Years	Votes Abstain	Broker Non- Votes
27,750,008	100,843	3,985,486	21,458	14,112,271

On October 26, 2011, the Board of Directors of the Company determined that it will include annually in the proxy materials a stockholder vote on the compensation of executives until the next required stockholder vote on the frequency of stockholder votes on the compensation of executives.

Proposal 5: The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending June 30, 2012.  The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstained
45,692,638	231,637	45,791

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2011	ARRAY BIOPHARMA INC.

	By:	/s/ R. MICHAEL CARRUTHERS
	Name:	R. Michael Carruthers
	Title:	Chief Financial Officer